Exhibit 10.50

BKC 2888/10-11 ORIGINAL

ಈ ದಸ್ತಾವೇಜು ಹಾಳೆಯನ್ನು ಕರ್ನಾಟಕ ಸರ್ಕಾರದ ಆದೇಶ ಸಂಖ್ಯೆ ಕಂಇ 152 ಮುನೋಮು 2003 ದಿನಾಂಕ 09-05-2003ರ ಪ್ರಕಾರ ಮುದ್ರಿಸಲಾಗಿದೆ.

ಕರ್ನಾಟಕ ಸರ್ಕಾರ
Government of Karnataka

ದಸ್ತಾವೇಜು ಹಾಳೆ
Document Sheet

ಸೋಂದಣಿ ಹಾಗೂ ಮುದ್ರಾಂಕ ಇಲಾಖೆ
Registration and Stamps Department

ಬೆಲೆ : ರೂ. 2/-

ಈ ದಸ್ತಾವೇಜು 48 ಪುಟಗಳನ್ನು ಹೊಂದಿರುತ್ತೆ.

ಈ ಹಾಳೆಯನ್ನು ಯಾವುದೇ ದಸ್ತಾವೇಜಿಗೆ ಉಪಯೋಗಿಸಬಹುದು ಸಂಖ್ಯೆ 2888
This sheet can be used for any document 2010-2011

ದಸ್ತಾವೇಜನ್ನು ಬರೆದುಕೊಟ್ಟ ದಿನಾಂಕ
Date of execution 28.09.2010

ಪಾವತಿಸಿದ ಒಟ್ಟು ಮುದ್ರಾಂಕ ಶುಲ್ಕ ರೂ.
Total stamp duty paid Rs. 242400/-

LEASE DEED

LESSOR: MR. AZEEZ MOHAMMED, MRS. FARIDA AZEEZ, MR. SYED SUHALE AHMED, MR. SYED SHAKEEL AHMED, MRS.NAJMUNISSA, MRS. SAROJA THYAGARAJAN, MR. T. V. PRASAD, MR. RAM SUNDAR SUGAVANAM HUF, REPRESENTED BY ITS KARTHA DR. RAM SUNDAR SUGAVANAM, DR. KALPA SUNDAR, MR. MUNAVAR YUNUS JALIWALA, MR. FAIZAL YUNUS JALIWALA, MRS. VANDANA J. MOOLCHANDANI, MR. JAIPRAKASH MOOLCHANDANI, MR.DHANESH KUMAR NOTANI AND M/S. KAY ARR & COMPANY

LESSEE: TRX TECHNOLOGIES INDIA PRIVATE LIMITED

KAY ARR & CO.
Property Development Division
Proprietor

KAY ARR & CO.
Property Development Division
Proprietor

TRX Technologies India Private Limited, Bangalore

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

2010-2011

INDEX OF LEASE DEED

CLAUSE NO. HEADINGS PAGE NO.

Definition 7

Interpretation 8

1 Security Deposit 15

2 Rate Of Rent 16

3 Duration 17

4 Renewal 17

5 Enhancement 18

6 Tenancy Month 18

7 Vacant Possession 18

8 Car Park 19

9 Cafeteria Rent 19

10 Payment of Taxes 19

11 Electricity/Water 20

12 Use of the Premises 21

13 Structural Additions/Internal Alteration 22

14 Sub-Letting 22

15 Repairs and Maintenance 22

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

2010-2011

16 Common Area Maintenance 23 (CAM)

17 Inspection 23

18 Sale and Alienation 23

19 Title Guarantee 24

20 AH Insurance Risk 24

21 Indemnity 25

22 Termination of Lease 25

23 Return of Premises 26

24 Modification/Variation 26

25 Refund of Security Deposit 26

26 Arbitration 27

27 Language, Jurisdiction and 27 Arbitration Venue

28 Severance 27

29 General Provision 27

30 Entire Deed 28

31 Notice and Service of Notice 28

32 Address for Notice 28

33 Lease Registration 30

34 Representation and Warranties 30

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14

2010-2011

35 Force Majeure 31

36 Joint Recipients 32

37 Headings 32

38 Lease Deed 32

Schedule Property 33

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14

* Confidential Treatment

Requested

Print Date & Time : 06-10-2010 04:21:58 PM 2888

06-10-2010 03:38:39 PM

1 121200.00

2 1680.00

3 100.00 122980.00

TRX Technolongies India Private Ltd Rep by Authorized Signatories Mr, Venkata Rao

TRX Technolongies India Private

Ltd Rep by Authorized Signatories Mr.

Venkata Rao

TRX Technolongies India Private

Ltd Rep by Authorized

Signatories Mr. Venkata Rao

Mr.Azeez Mohammed.

* Confidential Treatment Requested

* Confidential Treatment

Requested

Farida Azeez,Syed Suhale

Ahmed,Syed Shakeel Ahmed,Najmunissa,Saroja Thyagarajan,T.V.Prasad, Ram Sundar Sugavanam HUF,Rep by its Kartha Dr.Ram Sundar Sugavanam,Dr. Kalpa Sundar,Munavar Yunus 3 Jaliwal,Faizal Yunus

Jaliwala, Vandana

J.Moolchandani,Jaiprakash

Moolchandani,Dhanesh Kumar Notani Rep by their GPA Holder Azeez Mohammed

KAY ARR & Co Rep by its

Proprietor Mr.K.Ramesh .

4 Farida Azeez,Syed Suhale

Ahmed.Syed Shakeel Ahmed,Najmunissa,Saroja

Thyagarajan,T.V.Prasad,Ram

Sundar Sugavanam HUF.Rep by its Kartha Dr Ram Sundar Sugavanam,Dr. Kalpa

Sundar,Munavar Yunus Jaliwal.

5 Faizal Yunus Jaliwala,Vandana

J.Moolchandani,Jaiprakash

Moolchandani,Dhanesh Kumar

Notani Rep by their GPA Holder K.Ramesh Proprietor KAY ARR&Co

* Confidential Treatment Requested

1

Shivakoti Reddy

No. 143.Lakshmi Nilaya, SM Road T. Dasarahalli Bangalore 57

2

Madhu Chandra Rao

NO. 80,1st FLoor, J.C.Road Bangalore 02

There is No Difference Between Original and Duplicate

KRI-1-02888-2010-11

KRID349

06-10-2010

Designed and Developed by C-DAC, ACTS. Pune

Department of Stamps and Registration

1957

TRX Technolongies India Private Ltd Rep by Authorized Signatories Mr. Venkata Rao

242400.00 DD NO. 503297 Dt. 28/09/2010 Drawn on Deutsche Bank

242400.00

06/10/2010

Designed and Developed by C- DAC ACTS Pune.

LEASE DEED

THIS LEASE DEED is made and executed on the Twenty Nine day of September Two Thousand Ten (29.09.2010) at Bangalore:

BETWEEN:

1.	Mr. Azeez Mohammed, *

2.	Mrs. Farida Azeez, *

3.	Mr. Syed Suhale Ahmed, *

4.	Mr. Syed Shakeel Ahmed, *

5.	Mrs. Najmunissa, *

6.	Mrs. Saroja Thyagarajan, *

7.	Mr. T. V. Prasad, *

8.	Ram Sundar Sugavanam, *

9.	Dr. Kalpa Sundar, *

* Confidential Treatment

Requested

10.	Mr. Munavar Yunus Jaliwala, *

11.	Mr. Faizal Yunus Jaliwala, *

12.	Mrs. Vandana J. Moolchandani, *

13.	Mr. Jaiprakash Moolchandani, *

14.	Mr. Dhanesh Kumar Notani, *

15.	M/s. Kay Arr & COMPANY, *

Lessor No. 2 – 14 are represented herein by their Power of Attorney Holders Mr. Azeez Mohammed and Mr. K. Ramesh,

Hereinafter jointly and collectively referred to as the “LESSORS”, which statement shall, wherever the context so requires or admits, mean and include, their respective heirs, executors, administrators and assigns) OF THE ONE PART;

* Confidential Treatment

Requested

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2010-2011

AND:

TRX Technologies India Private Limited a company incorporated under the Indian Companies Act, 1956 and having its registered office at #201, Prestige Sigma, No. 3 Vital Mallya Road, Bangalore 560 001, Karnataka **PAN - AACCT7171N** represented by its duly Authorized Signatories **Mr. Venkat Rao**, aged about 37 years, (hereinafter referred to as the **"LESSEE"**, which statement shall, wherever the context so requires or admits, mean and include its executors, administrators and assigns) **OF THE OTHER PART**;

DEFINITIONS:

DEMISED PREMISES

All that piece parcel of Property being land together with Superstructures newly constructed thereon Office Building bearing No. **301 & 302** on **Second Floor** and **401, 402 & 403** on **Third Floor** each floor having a super built up area **12060** Sq. Ft., and Cafeteria measuring **5,000 Sq. Ft.**, with 100 seating capacity, 1 Gymnasium, and 24 seater Training Room at Terrace with A/c and furniture, along with **TWENTY FOUR** car parking space in the office building known as **"ROYAL STONE – THE TECH PARK"** constructed on Composite Immovable Property bearing Corporation Ward No. 29, situated at Benniganahalli, K. R. Puram, , Bangalore, which is more particularly described in Schedule herein below forming an integral part of this Lease Deed.

THE LEASE

Lease means a Lease of the Demised Premises of **2nd and 3rd Floor** each floor measuring **12060 Sq. Ft** including cafeteria measuring **5000 Sq. Ft** in project known as **"ROYAL STONE – THE TECH PARK"** constructed on property bearing Corporation Ward No. 29, situated at Benniganahalli, K. R. Puram, in Corporation Ward No. 29, Bangalore totally measuring **29120 Sq. Ft** between the said LESSORS, and the said LESSEE.

AKR & CO. Property Development Division Proprietor

AKR & CO. Property Development Division Proprietor

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

THE LESSORS

The expression ‘the LESSORS’ includes the person or persons from time to time entitled to possession of the Premises when the Lease comes to an end, and for the time being in this deed Mr. Azeez Mohammed, Mrs. Fareeda Azeeza, Mr. Syed Suhale Ahmed, Mr. Syed Shakeel Ahmed, Mrs. Najmunissa, Mrs. Saroja Thyagarajan, Mr. T. V. Prasad, Ram Sundar Sugavanam HUF, by its Kartha Dr. Ram Sundar Sugavanam, Dr. Kalpa Sundar, Mr. Munavar Yunus Jaliwala, Mr. Faizal Yunus Jaliwala, Mrs. Vandana J. Moolchandani, Mr. Jaiprakash Moolchandani, Mr. Dhanesh Kumar Notani, and M/S. Kay Arr & Company.

THE LESSEE

The expression “The LESSEE” shall means TRX Technologies India Private Limited a

Company registered under the Indian companies Act 1956, duly authorized and represented by its Authorized Signatory Mr. Venkat Rao, and or its holding, subsidiary, group and associated companies.

INTERPRETATION GENDER AND NUMBER

Words importing one gender include all other genders: words importing the singular include the plural and vice versa

THE LEASE

The term ‘the Lease’ includes all or any deeds and documents supplemental to the Lease in writing.

THE INITIAL RENT

‘The Initial Rent’ means the rent agreed upon as per this Lease Deed. THE TERM

‘The Term’ means the period during which this Lease Deed shall be in full force and effect as defined in Clause 3 and 4 of this Lease Deed.

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

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FITOUT PERIOD

"Fit out" shall deem to mean fitting and affixing or installing or cementing of various physical components and accessories, including furniture's, fittings and other office equipments.

COMMON AREA

"Common Area" means and includes the foundations, columns, girders, beams, supports main walls, roofs halls, corridors, lobbies, stairs, stairways, fire-escapes, entrances, the basements, cellars, yards, gardens, parking areas and storage spaces, the lodging of janitors or persons employed for the management of the property, installations of central services, such as power, light, gas, hot and cold water, heating, refrigeration, air-conditioning and incinerating, the elevators, tanks, pumps, motors, fans, compressors, ducts and in general all apparatus and installations existing in common use and exits of the building, and all other parts of the property necessary or convenient to its existence, maintenance and safety, or normally in common use.

SUPER BUILT AREA

"Super Built up area" means the total floor area including the walls, plus the proportionate share of the common areas in the building including the building core and the service areas in the basement.

WITNESSES AS FOLLOWS:

WHEREAS 1) Mr. Abdul Wahid 2) Mrs. Nurjehan Wahid 3) Mr. Mohammed Usman 4) Mr. Mohammed Zohaib 5) Mr. M. L. Amarnath and 6) Mr. M. L. Amarnath (HUF) herein after referred as the "LAND OWNERS" and M/s. Kay Arr & Company entered into an Agreement for Joint Development dated 23.06.2004 Registered as Document No. 7922/2004-05 in Book I, stored in C. D. No. KRID 59, along with a Registered General Power of Attorney dated 23.06.2004 in favour of M/s Kay Arr and Co bearing Document No. 185/2004-05, Book IV, stored in CD No. KRID59 to develop the said property based on the terms and conditions therein both registered in the office of the Sub – Registrar, K. R. Puram, Bangalore. In furtherance to the JDA and GPA the Land Owners and M/s. Kay Arr & Co entered into Un registered Supplemental Agreement dated 23/06/2004 to the JDA ("Supplemental Agreement) and by virtue of the said Joint Development Agreement and Supplementary Agreement, the

KAY ARR & CO. Property Development Division, Bangalore

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

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10
2010-2011

Land Owners became entitled to and sole absolute and legal owner of constructed area to the portion of Second and Third Floor of the building being office of **"ROYAL STONE – THE TECH PARK"** constructed on 143/A, K. R. Puram CMC Consolidated Khatha No. 100, in Sy. No.80, 83, 84/2, 84/3 and situated at Benniganahalli, K. R. Puram, in Corporation Ward No. 29, Bangalore (hereinafter referred to as the SCHEDULE 'A' PROPERTY)

WHEREAS the units falling to the share of the Land Owners are the units admeasuring 29120 Sq. Ft being the portion of Second Floor and Third Floor including cafeteria of the Building known as "ROYAL STONE – THE TECH PARK" with 24 car parking spaces within the Building and Drawings / Floor plan attached as **Annexure A** and hereinafter referred to as the "DEMISED PREMISES".

WHEREAS the plans and specifications for the construction of the above said commercial office space have been duly sanctioned and approved by the concerned authorities viz BBMP and the LAND OWNERS and Kay Arr & Co have received Commencement Certificate bearing No BBMP/NAYA/L.P/133/2007-08 dated 30.05.2008 issued by BBMP Mahadevapura Bangalore.

WHEREAS LAND OWNERS and Kay Arr & Co are under the process of obtaining the requisite 'Occupancy Certificate' from Concerned Authorities. The same as and when obtained should be handed over to LESSEE for its records.

WHEREAS subsequently 1) Mr. Abdul Wahid 2) Mrs. Nurjehan Wahid 3) Mr. Mohammed Usman 4) Mr. Mohammed Zohaib 5) Mr. M. L. Amarnath and 6) Mr. M. L. Amarnath (HUF) and M/s. Kay Arr & Company sold the Eastern half portion of entire Second Floor consisting of office space numbered as Unit Nos. 301/302 measuring 6060 Sq. Ft of Super Built up Area along with Five Car Parking space(Two covered and Three Uncovered) in favour of Mr. Azeez Mohammed and Mrs. Farida Azeez the 1st and 2nd LESSORS herein through a Registered Sale Deed dated 15.06.2010 bearing Document No. 1128/2010-11, in Book I, stored in CD No. KRID343 in the office of the Sub – Registrar, K. R. Puram, Bangalore.

KAY ARR & CO.
Property Development Division
Proprietor

KAY ARR & CO.
Property Development Division
Proprietor

LESSOR NO. 1 | LESSOR NO. 15 | GPA HOLDERS FOR LESSOR NO. 2 TO 14 | LESSEE

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WHEREAS the LESSOR No. 1 & 2, also got the Form B Property Register Extract in their name issued by Bruhut Bangalore Mahanagara Palike (BBMP), Mahadevapura Zone, bearing No. 332 Ward No. 56 issued on 18.09.2010 and have paid upto date property tax to the concerned authority viz. BBMP.

WHEREAS subsequently 1) Mr. Abdul Wahid 2) Mrs. Nurjehan Wahid 3) Mr. Mohammed Usman 4) Mr. Mohammed Zohaib 5) Mr. M. L. Amarnath and 6) Mr. M. L. Amarnath (HUF) and M/s. Kay Arr & Company sold the 50% of Western half portion of entire Second Floor consisting of office space numbered as Unit Nos. 301/302 measuring 3000 Sq. Ft of Super Built up Area along with Two Car Parking space (Two covered and One uncovered) in favour of Mr. Syed Suhale Ahmed and Mr. Shakeel Ahmed, the 3rd and 4th LESSORS herein through a Registered Sale Deed dated 07.08.2010 bearing Document No. 1983/2010-11, in Book I, stored in CD No. KRID346 in the office of the Sub – Registrar, K. R. Puram, Bangalore.

WHEREAS the LESSOR No. 3 & 4, also got the Form B Property Register Extract in their name issued by Bruhut Bangalore Mahanagara Palike (BBMP), Mahadevapura Zone, bearing No. 330, Ward No. 56 issued on 16.09.2010 and have paid upto date property tax to the concerned authority viz. BBMP.

WHEREAS subsequently 1) Mr. Abdul Wahid 2) Mrs. Nurjehan Wahid 3) Mr. Mohammed Usman 4) Mr. Mohammed Zohaib 5) Mr. M. L. Amarnath and 6) Mr. M. L. Amarnath (HUF) and M/s. Kay Arr & Company sold the 50% of Western half portion of entire Second Floor consisting of office space numbered as Unit Nos. 301/302 measuring 3000 Sq. Ft of Super Built up Area along with Two Car Parking space (One Covered and One Uncovered) in favour of Mrs. Najmunissa the 5th LESSOR herein through a Registered Sale Deed dated 07.08.2010 bearing Document No. 1984/2010-11, in Book I, stored in CD No. KRID346 in the office of the Sub – Registrar, K. R. Puram, Bangalore.

WHEREAS the LESSOR No. 5 also got the Form B Property Register Extract in her name issued by Bruhut Bangalore Mahanagara Palike (BBMP), Mahadevapura Zone, bearing No. 331, Ward No. 56 issued on 16.09.2010 and have paid upto date property tax to the concerned authority viz. BBMP.

Property Development Division | Property Development Division

Proprietor | Proprietor

LESSOR NO. 1 | LESSOR NO. 15 | GPA HOLDERS FOR LESSOR NO. 2 TO 14 | LESSEE

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WHEREAS subsequently 1) Mr. Abdul Wahid 2) Mrs. Nurjehan Wahid 3) Mr. Mohammed Usman 4) Mr. Mohammed Zohaib 5) Mr. M. L. Amarnath and 6) Mr. M. L. Amarnath (HUF) and M/s. Kay Arr & Company sold the Western half portion of entire Third Floor consisting of office space numbered as Unit No. 401 measuring 6000 Sq. Ft of Super Built up Area along with Five Car Parking space (Two covered and Three uncovered) in favour of Mrs. Saroja Thyagarajan, Mr. T. V. Prasad, Ram Sundar Sugavanam HUF by its Kartha Mr. Ram Sundar Sugavanam represented by Authorized Person Dr. S. Jayarama Chandran, Dr. Kalpa Sundar by her Father Mr. V. K. Thyagarajan, the 6th, 7th, 8th & 9th LESSORS herein through a Registered Sale Deed dated 28.07.2010 bearing Document No. 1843/2010-11, in Book I, stored in CD No. KRID346 in the office of the Sub – Registrar, K. R. Puram, Bangalore.

WHEREAS the LESSOR No. 6, 7, 8 & 9 also got the Form B Property Register Extract in their name respectively issued by Bruhut Bangalore Mahanagara Palike (BBMP), Mahadevapura Zone, bearing No. 333 Ward No. 56 issued on 18.09.2010 and have paid upto date property tax to the concerned authority viz. BBMP.

WHEREAS thereafter 1) Mr. Abdul Wahid 2) Mrs. Nurjehan Wahid 3) Mr. Mohammed Usman 4) Mr. Mohammed Zohaib 5) Mr. M. L. Amarnath and 6) Mr. M. L. Amarnath (HUF) sold the Office space out of Unit bearing No. 402 on Third Floor measuring 3060 Sq. Ft of Super Built up Area along with Three Car Parking space in favour of Mr. Munavar Yunu Jaliwala and Mr. Faizal Yunus Jaliwala the 10th and 11th LESSORS herein through a Registered Sale Deed dated 03.04.2010 bearing Document No. 19/2010-11, in Book I, stored in CD No. KRID 340 in the office of the Sub – Registrar, K. R. Puram, Bangalore.

WHEREAS the LESSOR No.10 & 11 also got the Form B Property Register Extract in their name issued by Bruhut Bangalore Mahanagara Palike (BBMP), Mahadevapura Zone, bearing No. 329, Ward No. 56 issued on 16.09.2010 and has paid upto date property tax to the concerned authority viz. BBMP.

Property Development
Property Development
Proprietor

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

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WHEREAS thereafter 1) Mr. Abdul Wahid 2) Mrs. Nurjehan Wahid 3) Mr. Mohammed Usman 4) Mr. Mohammed Zohaib 5) Mr. M. L. Amarnath and 6) Mr. M. L. Amarnath (HUF)) and M/s. Kay Arr & Company sold the Office space measuring 1000 Sq. Ft of Super Built up Area out of Unit bearing No.402 on Third Floor in favour of Mrs. Vandana J. Moolchandani, the 12th LESSOR herein through a Registered Sale Deed dated 05.08.2010 bearing Document No. 1946/2010-11, in Book I, stored in CD No. KRID346 in the office of the Sub – Registrar, K. R. Puram, Bangalore.

WHEREAS the LESSOR No.12 also got the Form B Property Register Extract in her name issued by Bruhut Bangalore Mahanagara Palike (BBMP), Mahadevapura Zone, bearing No. 325, Ward No. 56 issued on 09.09.2010 and have paid upto date property tax to the concerned authority viz. BBMP.

WHEREAS thereafter 1) Mr. Abdul Wahid 2) Mrs. Nurjehan Wahid 3) Mr. Mohammed Usman 4) Mr. Mohammed Zohaib 5) Mr. M. L. Amarnath and 6) Mr. M. L. Amarnath (HUF)) and M/s. Kay Arr & Company sold the Office space measuring 1000 Sq. Ft of Super Built up Area out of Unit bearing No. 402 on Third Floor along with One Car Parking Space (Covered) in favour of Mr. Jai Prakash Moolchandani, the 13th LESSOR herein through a Registered Sale Deed dated 05.08.2010 bearing Document No. 1948/2010-11, in Book I, stored in CD No. KRID346 in the office of the Sub – Registrar, K. R. Puram, Bangalore.

WHEREAS the LESSOR No. 13 also got the Form B Property Register Extract in his name issued by Bruhut Bangalore Mahanagara Palike (BBMP), Mahadevapura Zone, bearing No. 326, Ward No. 56 issued on 09.09.2010 and have paid upto date property tax to the concerned authority viz. BBMP.

WHEREAS thereafter 1) Mr. Abdul Wahid 2) Mrs. Nurjehan Wahid 3) Mr. Mohammed Usman 4) Mr. Mohammed Zohaib 5) Mr. M. L. Amarnath and 6) Mr. M. L. Amarnath (HUF)) and M/s. Kay Arr & Company sold the Office space measuring 1000 Sq. Ft of Super Built up Area out of Unit bearing No. 402 on Third Floor along with One Car Parking Space (Uncovered) in favour of Mr. Dhanesh Kumar Notani, the 14th LESSOR herein through a Registered Sale Deed dated 05.08.2010 bearing Document No. 1950/2010-11, in Book I, stored in CD No. KRID346 in the office of the Sub – Registrar, K. R. Puram, Bangalore.

KAY ARR & CO.
Property Development Division

Property Development Division

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

14

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WHEREAS the LESSOR No. 14 also got the Form B Property Register Extract in his name issued by Bruhut Bangalore Mahanagara Palike (BBMP), Mahadevapura Zone, bearing No. 327, Ward No. 56 issued on 09.09.2010 and have paid upto date property tax to the concerned authority viz. BBMP.

WHEREAS thereafter 1) Mr. Abdul 2) Mrs. Nurjehan Wahid 3) Mr. Mohammed Usman 4) Mr. Mohammed Zohaib 5) Mr. M. L. Amarnath and 6) Mr. M. L. Amarnath (HUF) had entered into a Supplementary Agreement dated 23.06.2004 to the JDA mentioned above, by virtue of the Supplementary Agreement the Terrace Area measuring 5000 Sq. Ft. falls to the share of M/s. Kay Arr & Co, the 15th LESSOR herein.

WHEREAS thus the LESSORS herein got the Form B of the Property Register in their respective name and paid upto date tax, hence became the absolute owners and are in joint possession of the Second Floor and Third Floor including Cafeteria in Terrace in the Building known as "ROYAL STONE – THE TECH PARK" situated at Benniganahalli, K. R. Puram, in Corporation Ward No. 29, Bangalore..

AND WHEREAS the LESSEE has requested the LESSORS to grant Lease of the Demised Premised and the LESSORS having agree to grant such Lease, has offered the same to the LESSEE, making the following representation:

1. That the LESSORS are the sole, legal and absolute owner of the Demised Premises and that none else has any right, title, interest or share therein;
2. The LESSORS has the full right to Lease the Demised Premises to the LESSEE and enter into this Deed in the regard
3. That the Demised Premises is free from all encumbrances, attachments, court, or acquisition proceedings or charges of any kind;
4. That the LESSORS has not entered into any Deed or arrangement for sale or letting out the Demised Premises with /to anyone else;

KAY ARR & CO.
Property Development Division

KAY ARR & CO.
Property Development Division

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

15

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AND WHEREAS the LESSEE relying on the representations made by the LESSORS with regards to their right to Lease the Demised Premises fully fitted out with the Fit outs as per the specifications annexed hereto as **Annexure - B** had entered into this Lease Deed to take on Lease the Demised Premises.

NOW THIS LEASE DEED WITNESSES AS FOLLOWS:

That in consideration of the rents agreed to be paid by the LESSEE as set out in this Lease Agreement and the LESSEE agreeing to comply with the covenants and conditions mentioned herein, the LESSORS hereby grants by way of Lease to the LESSEE, all that piece parcel of Property being land together with Superstructures newly constructed Office Building bearing No. **301 & 302** on **Second Floor** and **401, 402 & 403** on **Third Floor** each floor having a super built up area **12060** Sq. Ft., and Cafeteria measuring **5,000 Sq. Ft.,** with 100 seating capacity, 1 Gymnasium, and 24 seater Training Room at Terrace, along with **TWENTY FOUR** car parking space, within the Building together with all rights, appurtenances whatsoever underneath or above the surface, in the office building known as **"ROYAL STONE – THE TECH PARK"** constructed on Composite Immovable Property bearing Corporation Ward No. 29, situated at Benniganahalli, K. R. Puram, in Corporation Ward No. 29, Bangalore , for a period of FIVE (5) years, subject to the following terms and conditions:-

1.0 SECURITY DEPOSIT:

1.1 The LESSEE has agreed to pay a sum of **Rs. 1,05,18,000/-** (Rupees One Crore Five Lakhs Eighteen Thousand Only) to the LESSORS through the LESSOR No. 15 i.e. in the name of **Mr. K. Ramesh**, Proprietor of M/s. Kay Arr & Company herein as Interest free Security Deposit being the (10) Ten Months rent for occupying the Demised Premises; refundable on termination of the Term of this Lease Deed by efflux of time or otherwise. Further the LESSORS No. 1 to 14 have authorized and permitted the LESSOR No. 15 i.e. **Mr. K. Ramesh**, Proprietor of M/s. Kay Arr & Co to collect the said Interest free Security Deposit on their behalf.

Property Development Division — Proprietor — Property Development Division — Proprietor

LESSOR NO. 1 — LESSOR NO. 15 — GPA HOLDERS FOR LESSOR NO. 2 TO 14 — LESSEE

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1.2 The LESSEE has paid to the LESSORS through LESSOR NO. 15 i.e. **Mr. K. Ramesh**, Proprietor of M/s. Kay Arr & Co, the initial deposit amount of **Rs. 1,05,18,000/-** (Rupees One Crore Five Lakhs Eighteen Thousand Only) by way of Demand Draft vide No. 503296 dated 28.09.2010 drawn on Deutsche Bank, M.G. Road Branch, Bangalore, on the request of the LESSOR No. 1 to 14 and in the name of LESSOR No. 15 herein, the receipt of which is hereby acknowledged by all LESSORS herein.

2.0 RATE OF RENT:

2.1 The LESSEE has agreed to pay the Lease Rent for the fully furnished "Demised Premises" at **Rs. 10,51,800/- (Rupees Ten Lakhs Fifty One Thousand Eight Hundred Only)** to the LESSORS herein proportionately in the following manner.

a) Rs.4,82,400/- for the Second Floor as follows:-

i.	Rs.1,21,200/-	to Lessor No.(1)
ii.	Rs.1,21,200/-	to Lessor No.(2)
iii.	Rs.60,000/-	to Lessor No.(3)
iv.	Rs.60,000/-	to Lessor No.(4)
v.	Rs.1,20,000/-	to Lessor No.(5)

b) Rs.4, 82,400/- for the Third Floor as follows:-

i.	Rs.60,000/-	to Lessor No.(6)
ii.	Rs.60,000/-	to Lessor No.(7)
iii.	Rs.60,000/-	to Lessor No.(8)
iv.	Rs.60,000/-	to Lessor No.(9)
v.	Rs.61,200/-	to Lessor No.(10)
vi.	Rs.61,200/-	to Lessor No.(11)
vii.	Rs.40,000/-	to Lessor No.(12)
viii.	Rs.40,000/-	to Lessor No.(13)
ix.	Rs.40,000/-	to Lessor No.(14)

c) Rs.87,000/- for Terrace Cafeteria to Lessor No.15

per month payable to the LESSORS herein, by cheque separately in their individual names as mentioned above.

Property Development Division Proprietor Property Development Division Proprietor

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

2.2. The LESSEE shall pay the rent regularly to the LESSORS on or before the 10th day of each and every month. All payments of the rent shall be paid to the LESSORS after deducting the TDS and other applicable taxes (if any) and shall be in form of Cheque only. The T.D.S. Certificates will be handed over to the respective Lessors in the month of May every year.

2.3 The LESSORS shall provide written receipt for the Rent and the Security Deposit paid by the LESSEE to the LESSORS.

2.4 The Rent payable by the LESSEE is inclusive of all rates, taxes, cess, assessments and duties levied by the BBMP or any other authority to be paid in respect thereof and is inclusive of all CAM payments required by the LESSEE hereunder. The LESSORS agree to pay regularly all municipal taxes and cesses and any other relevant taxes regularly to keep the property free from any attachments etc. The LESSEE hereby agrees to pay the electricity charges, as described in Clause 11 of this Lease Deed. The LESSEE also hereby agrees to pay Service tax, as applicable, on the monthly rent.

3.0 DURATION:

3.1 The duration of the Lease in respect of the “Demised Premises” shall be initially for FIVE (5) years and the Lease shall commence from 1st January 2011 (subject to handing over of the premises with interiors and all other facilities by the LESSORS) and extend up to 31st December 2015.

3.2 The LESSEE agrees to occupy the premises for a Lock-in-Period of THREE (3) years from the rent commencement date subject to Clause 22.4 herein below.

4.0 RENEWAL:

4.1 The LESSEE shall have the option to renew the Lease of the Demised Premises for an additional term of 5 years on the same terms and conditions provided in this Deed, subject to an escalation in all Rents by 4% per annum on the rent last ended upon year as mentioned in the clause 1 below

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

4.2 The LESSEE shall provide written notice 3 (Three) months prior to expiry of current term to the LESSORS, if wished to exercise its option renew the Lease of the Demised Premises. Such renewal shall be by execution and registration of fresh Lease Deed for the renewed term of 5 years prior to expiry of the initial term and at the cost and expenses of the LESSEE.

05 ENHANCEMENT

5.1 The LESSEE shall pay enhanced Rent for the use of the said Demised Premises by 4% per annum on Rs.10,51,800/- (Rupees Ten Lakhs Fifty One Thousand Eight Hundred Only) after the first year. After the completion of first year, the rent shall be increased by 4% every year on the previous year Rent paid to the LESSORS, further the enhancement shall be based on the same pro – rata basis on the premises owned by the LESSORS herein.

6.0 TENANCY MONTH:

6.1 The tenancy month shall commence from the First day of the calendar month to the last day of the same calendar month.

6.2 The Tenancy and the payment of rent shall commence from 15 days after the final hand over of the Demised Premises with all facilities for plug and play mode to the LESSEE.

6.3 Without prejudice, for the sake of clarity it agreed between the parties that the Rent shall commence 15 days from date of hand over of possession with all the facilities for plug and play mode of the Demised premises or 1st January 2011 which ever is later.

7.0 VACANT POSSESSION:

7.1 The LESSORS have agreed to handover peaceful, unencumbered, possession of the Demised Premises to the LESSEE on 15th December 2010, along with fully fitted out as per the specifications provided by the LESSEE to the LESSORS.

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

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7.2 The LESSORS shall hand over to the LESSEE's representative, all keys for the Demised Premises.

7.3 In case of any delay by the LESSORS in handing over the possession of the Demised Premises to the LESSEE on 15th December 2010, the LESSORS have agreed that through LESSOR NO. 1 & 15 they shall pay the rent for the current location of Rs. 30,00,000/- (Rupees Thirty Lakhs Only) for every month of delay where the LESSEE is currently operating along with any additional expenses i.e. Maintenance and other over heads at actuals without any demur and the same is essence of this Lease Deed.

7.4 The LESSORS shall provide FIRE EXIT facility for all the Floors starting from the Terrace Cafeteria to the Stilt area.

8.0 CAR PARKS:

8.1 The LESSEE shall have the exclusive right to use 24 numbers of car parking spaces within the Building without any additional charge and is included in the Demised Premises Rent. The car parking slots allotment plan is attached as **ANNEXURE - C** to this Lease Deed.

9.0 CAFETERIA RENT:

9.1 The LESSOR No. 15 has agreed to provide the CAFETERIA measuring 5000 Sq. Ft. consisting of 100 seating Capacity, 01 Gymnasium, and 24 seater Training Room at Terrace of the Commercial / Office Building. The LESSEE shall pay the LESSOR No. 15 for the Cafeteria of Rs.87,000/- per month which is already included in the RENT as mentioned in Clause 2.1 Supra.

10.0 PAYMENT OF TAXES:

10.1 The LESSOR No. 1 & 15 shall be responsible and bear and pay the property taxes, land tax, municipal charges, license fee relating to the property, rates and cesses payable to Bruhut Bangalore Mahanagara Palike / Bangalore Development Authority and such other regulatory authorities in regard to the "Demised Premises

Property Development Division

Proprietor

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

10.2 The Service tax or any other cess, levies by whatever name called imposed by State or Central Government on the rent shall be payable the LESSEE.

10.3 In the event of the LESSOR No. 1 & 15 failing to pay the said taxes and if demanded by the Statutory Authority from the LESSEE to pay, the LESSEE may at its discretion and not to disrupt the use of the “Demised Premises”, if such disruption is threatened, pay the municipal taxes under notice to the LESSORS and deduct the same from the next month’s rent.

11.0 ELECTRICITY/WATER:

11.1 The LESSORS have agreed to provide 1 KVA of raw power for every One Hundred (100) Sq. Ft. of Super Build Up are of the Premises and 100% power back up of one (1) KVA of back up power for every One Hundred (100) Sq. Ft of Super Build up Area of the Demised Premises and the same is sanctioned and commissioned by the Bangalore Electricity Supply Company Limited (BESCOM).

11.2 The LESSEE agrees that any further additional electric power to the “Demised Premises” shall be done at the cost and expense of the LESSEE. The LESSORS promise that they shall co-operate in getting the additional power as and when required by the LESSEE.

11.3 The LESSEE shall bear and pay the electricity charges directly to the concerned Authority (BESCOM) with regard to the consumption of power in the “Demised Premises” as per the separate meter provided therein, from the date of commencement of the rent.

11.4 The LESSORS commits to the LESSEE for providing water and Sewage connection to Sewerage treatment plant in accordance with the applicable laws. No connection charge or consumption charges shall be payable by the LESSEE. The water consumption charges are part of and included in the CAM charges payable by the LESSEE to the Maintenance Authority.

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

11.5 The LESSORS have agreed to install a Generator Set to provide 100% backup Power of 1 KVA of backup power for every 100 Sq. Ft of Super Built up Area of the Demised Premises following amenities to the LESSEE without any further additional Cost. The LESSEE shall pay for the back up power and the proportionate transmission loss based on the separate meter provided to record the LESSEE’s consumption.

11.6 It is the agreed that LESSORS shall be solely responsible for the maintenance of the following equipments;

11.6.1 All A/C units provided within the Demised Premises by the LESSORS

11.6.2 Lifts and service e lifts

11.6.3 D. G. installed by the LESSORS

11.6.4 Any warranties/guarantees that may be applicable to the Fit Outs shall be passed on to the LESSEE by the LESSORS on the handover of the Demised Premises.

12.0 USE OF PREMISES:

12.1. The LESSEE shall be permitted to use the “Demised Premises” for its Business and related activities.

12.2. The LESSEE shall not in any manner carry out any unlawful, illegal or dangerous activity in the “Demised Premises” and / or any manner disfigure the Demised Premises or spoil its aesthetic appeal and/or diminish its value and/or damage its facade or interiors, except normal wear and tear and Act of God.

12.3. The LESSEE shall not store any inflammable items without fully implementing safety regulation required for the said purpose save and except domestic fuel etc.;

12.4 The LESSEE shall not cause any nuisance or annoyance to the LESSORS or the other occupants of the commercial complex building adjoining the Demised Premises by throwing dirt, or refuse, or by creating any noise and not to do or omit to do anything which would cause nuisance.

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

12.5 The LESSEE shall be entitled to affix a name plate and other signages of the LESSEE, at the location as provided by the LESSORS on the facade of the Demised Premises. The LESSEE will be allowed to install its signage in the lift lobby and at the Building direction at the entrance of the building

12.6 The employees, officers, clients, customer, invitees, suppliers, contractors and visitors of all kind whatsoever, of the LESSEE shall have free and unimpaired, un-interrupted access to the Demised Premises at all times (365 days 24 hours). The LESSEE shall be entitled to enjoy the Demised Premises peacefully as a tenant, to use the entrances, staircases, corridors, passages and other common spaces in the Building for the purpose of ingress to and egress from the Demised Premises.

13.0 STRUCTURAL ADDITIONS/INTERNAL ALTERATIONS:

13.1 The structural Addition/Internal Alterations made by the LESSOR as per the instruction of the LESSEE to the DEMISED PREMISES shall be at their own cost.

14.0 SUB-LETTING:

14.1 The LESSORS permit the LESSEE to transfer/assign or sub-let this Lease or any part thereof, to any of its sister/group companies, or any other companies which is a subsidiary or holding company or associate company, to occupy and use the Demised Premises in the same capacity as that of the LESSEE herein, in writing. The LESSORS also agrees to permit any company to use the Demised Premises on merger/acquisitions or amalgamation with the LESSEE and the same shall be intimated to the LESSORS No. 1 and 15 in writing. The Lease shall be binding on the Transferee.

15.0 REPAIRS AND MAINTENANCE:

15.1 The LESSOR No. 1 & 15 agrees to maintain the “Demised Premises” in respect of minor repairs at its own cost and expense immediately;

LESSORNO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

15.2 The LESSORS have authorized LESSOR NO. 1 & 15 i.e. Mr. Azeez Mohammed and KAY ARR & Co jointly and severally attend to all Repairs and Maintenance. As such on being intimated of any need for major repairs KAY ARR & Co will get the same repaired within Fifteen days of the intimation being received failing which the LESSEE may at their discretion get the repairs carried out and the LESSORS shall repay the such amount within 15 days from the date of receipt of invoice in this regards failing which the LESSEE is entitled to deduct the amounts spent from the future rent payable.

15.3 The LESSORS through LESSOR NO. 15 i.e. KAY ARR and Co shall take care of any major repairs to the “Demised Premises” which may be in the nature of structural repairs, major leakage or repair caused due to tempest, fire, earthquakes or any other natural calamity and the LESSEE shall not be responsible for any capital expenditure.

16.0 COMMON AREA MAINTENANCE:

16.1 The LESSOR No. 1 & 15 i.e. Mr. Azeez Mohammed and M/s. Kay ARR & Co have agreed to maintain the Demised Premises as per the separate Maintenance Agreement entered into between LESSOR No. 1& 15 and LESSEE herein. The LESSOR No. 1 & 15 and LESSEE shall be abide by the terms and conditions of the Maintenance Agreement.

17.0 INSPECTION:

17.1 The LESSEE shall permit the LESSORS or their authorized agents shall have the right to enter upon the Demised Premises for inspection and carrying out repairs at reasonable business hours of operation in the day after prior written request and consent of the LESSEE and in the presence of a representative.

18.0 SALE AND ALIENATON:

18.1 In the event of the LESSORS disposing/selling of the “Demised Premises” then in that event, such sale of the “Demised Premises” shall be subject to the leasehold rights of the LESSEE, and the LESSORS shall inform such Purchaser of the leasehold rights of the LESSEE herein and the LESSEE shall then be required to pay the Lease rent to the new owner. The terms and conditions of this Lease shall continue to bind the LESSEE and the new Landlord/s.

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

19.0 TITLE GUARANTEE:

19.1 The LESSORS grant the Lease with full title guarantee over the Demised Premises.

19.2 The LESSORS have furnished the copy of the following documents:

19.2.1 All Ownership/title documents

19.2.2 Land Revenue Record

19.2.3 Latest Property Tax Paid Receipt for the year 2010-11, further every year LESSOR No. 1 & 15 agrees to provide Tax paid Receipts for the future years

19.2.4 Form B of the Property Register Extract in the name of LESSORS

19.2.5 Statutory Permissions obtained for the Commercial Building.

19.2.6 Title Certificate

19.3 The LESSORS in addition to the above shall forward to the LESSEE additional documents as and when required for due diligence or for any other requirement.

20.0 ALL INSURANCE RISK:

20.1 The LESSORS shall insure with respect to the entire building and the amenities affixed thereon and belonging to the LESSORS. The insurance shall include all risk insurance which includes riots, floods, tempest, fire, earthquake all kinds of natural calamity, terrorist actions etc and the charges thereof being included in the rent during the subsistence of this Lease Deed.

20.2 The LESSEE shall insure their office equipments and other assets in the Demised Premises at its own cost and expenses.

20.3. In the event of the LESSEE installing any device, equipment which is in the nature of being inflammable and likely to cause damage to the structure or the “Demised-Premises”, the LESSEE shall then insure the “Demised Premises” at its cost and keep the same renewed till the termination of the Lease.

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

21.0 INDEMNITY:

21.1 The LESSORS declare and assure that they have obtained necessary permission from the concerned authorities, for construction of the Demised Premises and have also in their possession all relevant original records and documents of good Title of the Demised Premises, Building Plan Sanctions, Commencement Certificate, etc. However the LESSORS are under the process of obtaining the requisite ‘Occupancy Certificate’ from Concerned Authorities. The same as and when obtained shall be handed over-to LESSEE. However for the sake of abundant caution the LESSORS have hereby executing a Separate Deed of Indemnity in favor of the LESSEE till such time the Occupancy Certificate is issued by the concerned authority.

22.0 TERMINATION OF LEASE:

22.1 By efflux of time;

22.2 In the event of the LESSEE committing any breach of any of the terms of this Lease or defaults in payment of 3 consecutive rents, or as mutually agreed between the Parties and recorded in writing, then in that event the LESSORS shall give notice of such default by the LESSEE and the LESSEE must, within 30 days of the receipt of such notice, rectify such default, failing which this Lease will stand terminated and the LESSEE shall hand over and deliver vacant possession of the “Demised Premises” to the LESSORS.

22.3 In the event of the LESSORS committing breach of any of the terms of this Lease, the LESSEE shall be entitled to terminate this Lease without financial penalty at any time during the Lease Term after giving 30 days notice to rectify the breach and on the failure of the LESSORS to rectify the breach within this notice period.

22.4 The LESSEE may terminate this Lease by giving the LESSORS Sixty (60) days prior notice in writing, after the Lock-in-Period of Three (3) year as mentioned in Clause 3.2 of this Lease Deed.

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

22.5 The Parties herein have agreed that the Demised Premises can not be terminated partly by the LESSORS in their individual capacity, in other words that the LESSORS can not terminate the Lease to their respective share of Demised Premises separately.

23.0 RETURN OF PREMISES:

23.1 The LESSEE shall on termination of Lease or earlier determination of Lease in terms hereof, return the “Demised Premises” in the same condition when taken by the LESSEE on the execution of this Lease Deed along with all the interiors as provided by the LESSORS subject to normal wear and tear. The LESSEE agrees to get the minor civil work done in respect of damages caused to the Demised Premises.

24.0 MODIFICATION/VARIATION:

24.1 No change, variation or modification of any of the terms and conditions set forth herein shall be valid unless incorporated as an amendment to this Lease and signed by the duly authorized representatives of both the parties;

25.0 REFUND OF SECURITY DEPOSIT:

25.1 The LESSORS covenants with LESSEE to return the Deposit amount of Rs. 1,05,18,000/- (Rupees One Crore Five Lakhs Eighteen Thousand Only) as mentioned in Clause 1 Supra, after deduction of any amount permitted by the Lease on the day of vacating and handing over the key of the Demised Premises.

25.2 The LESSOR No. 15 is hereby agreed to take the sole responsibility of repaying the above mentioned Interest Free Security Deposit to the LESSEE irrespective of payment by the other LESSORS to LESSOR No. 15 without any demur as and when payable to the LESSEE.

25.3 In the event of the delay in payment of the Security Deposit the LESSORS shall become liable to pay interest on the delayed period at the rate of 12% per month or part thereof. During the delayed period LESSEE will be entitled to occupy the Said Premise without payment of any rent thereof

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

26.0 ARBITRATION: 2010-2011

26.1 The Parties agree that in case of any dispute arising in respect of this Lease, the matter shall be referred to an Arbitrator, in consonance with the provisions of the Indian Arbitration and Conciliation Act, 1996, or as may be amended from time to time. The decision of the Arbitrator so appointed shall be binding upon the LESSORS and the LESSEE.

27.0 LANGUAGE, JURISDICTION AND ARBITRATION VENUE:

27.1 The proceedings shall be held at Bangalore and conducted in the English language. The Courts in Bangalore shall alone have jurisdiction with regard to this Lease;

28.0 SEVERANCE:

28.1 In the event that any provision or condition of this Lease are declared by any judicial or other competent authority to be void, voidable, illegal or otherwise unenforceable or indications of the same are received by either of the parties from any relevant competent authority, the parties shall amend that provision in such reasonable manner as achieves the intention of the parties without illegality, or at the discretion of the Parties it may be severed from this Lease and the remaining provisions of this Lease shall remain in full force and effect;

29.0 GENERAL PROVISION:

29.1 The LESSEE must comply in all respects with the requirements of any statutes, and any other obligations so applicable imposed by law or by any byelaws, applicable to the Premises or the trade or business for the time being carried on there.

29.2 LESSOR and LESSEE acknowledge that no broker or leasing representative is acting as agent for the LESSEE and that any commissions earned by any agent for the LESSOR shall be the liability of the LESSOR. Further the LESSEE affirms that it has no liability for any leasing/brokerage commission.

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

30.0 ENTIRE DEED:

30.1 The Parties acknowledge that this Lease Deed and these conditions contain the whole Deed between the parties and they have not relied upon any oral or written representations made;

31.0 NOTICE AND SERVICE NOTICE:

31.1 For the sake of clarity all notices to the LESSORS shall be addressed to LESSOR No. 15 i.e. KAY ARR & COMPANY with respect to maintenance, breach, termination etc, except for service of summons and other legal issues in case of any during the subsistence of this Lease Deed.

31.2 No notice shall be deemed to have been served upon the either of the parties to the Lease Deed unless a written Notice is delivered under Acknowledgement Due to the address stated below;

32.0 ADDRESS FOR NOTICE:

32.1 Unless otherwise notified in writing with acknowledgement due, the address for notice/correspondence of either the LESSORS or LESSEE shall be as under:

Address of LESSORS:

1. Mr. Azeez Mohammed, residing at No. 37, Berlie Street, Langford Town, Bangalore – 560 025 ,

2. Mrs. Fareeda Azeeza, residing at No. 37, Berlie Street, Langford Town, Bangalore – 560 025

3. Mr. Syed Suhale Ahmed, residing at No. 981, Baba Foundation, Lakshmanaswami Road, K. K. Nagard (West) Chennai – 600078, Tamilnadu

4. Mr. Syed Shakeel Ahmed, residing at No. 20, Bharathinagar, Rampet – 632 403, Tamilnadu

5. Mrs. Najmunissa, residing at No. 15, Wellington Street, Richmond Town, Bangalore 560 025

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSORNO. 2 TO 14 LESSEE

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6. Mrs. Saroja Thyagarajan, residing at No. 4/C, North Public Square Road, Basavangudi, Bangalore – 560 004
7. Mr. T. V. Prasad, residing at No. 4/C, North Public Square Road, Basavangudi, Bangalore – 560 004
8. Ram Sundar Sugavanam HUF, represented by its Kartha Dr. Ram Sundar Sugavanam,, residing at No. 5 A, Ramakrishna Road, Salem – 636 007
9. Dr. Kalpa Sundar, W/o Dr. Ramsundar Sugavanm, aged about 42 years, residing at No. 14,West Bourne, Edgbasten, Birmingham,B153 TJ UK, also residing at No. 4/C, North Public Square Road, Basavangudi, Bangalore – 560 004
10. Mr. Munavar Yunus Jaliwala, residing at No. C- 505, Mantri Greens, Sampige Road, Malleshwaram, Bangalore – 560 003
11. Mr. Faizal Yunus Jaliwala, residing at No. C- 505, Mantri Greens, Sampige Road, Malleshwaram, Bangalore – 560 003
12. Mrs. Vandana J. Moolchandani, residing at Flat. No. 403, M. M. Nanjappa Manor, 7, Nanjappa Road, Shanthinagar, Bangalore – 560 027
13. Mr. Jaiprakash Moolchandani, residing at Flat. No. 403, M. M. Nanjappa Manor, 7, Nanjappa Road, Shanthinagar, Bangalore – 560 027
14. Mr. Dhanesh Kumar Notani, residing at No. 1/59, 2nd Floor, Sunder Vihar, Paschim Vihar, New Delhi – 110 063
15. **M/s. Kay Arr & Company** having its Office at No. B02, Trump Tower, 5/2, Eagle Street, Langford Town, Bangalore – 560 025, represented by its Proprietor **Mr. K. Ramesh.**

Address of LESSEE:

TRX Technologies India Private Limited.,
Having its registered office at C/o, Kochhar & Co.,
201, Prestige Sigma, No. 3 Vital Mallya Road,
Bangalore-560001, Karnataka

Kind attention David D. Cathcart

KAY ARR & CO
Property Development

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

33.0 LEASE REGISTRATION:

33.1 The LESSEE confirms that Stamp Duty and Registration charges applicable for the Lease registration would be borne in full by the LESSEE.

34.0 REPRESENTATION. WARRANTIES AND INDEMNITY

34.1 The LESSORS hereby represents and warrants to the LESSEE on the date of this Deed that,

a) The LESSORS are the absolute joint owners of the Demised Premises which free and clear of all encumbrances,

b) The LESSOR has power to enter into and perform its obligation under this Deed.

c) The Lease Deed executed by the LESSORS in favor of LESSEE is legal, valid, binding and enforceable and there have been no amendments thereto or defaults there under.

d) The LESSORS have not enter into Lease or agreed to Lease any of its present or future rights, title and interest in and to the Demised Premises other than this Lease Deed.

e) There are no suits, action or administrative or other proceedings pending, threatened in respect of Demised Premises or likely which may have a material adverse effect on the ability of the LESSORS to perform and meet its obligations under this Deed.

f) All information and documents given by the LESSOR to the LESSEE, in connection with the Demised Premises under this Deed are true and accurate in all material respect and are not misleading and do not omit material facts.

g) The LESSEE, its agents, representatives, employees and guests shall be entitled to use and occupy the Demised Premises for carrying on the business activities of the LESSEE.

h) The LESSEE, its agents, representatives, employees-and guests shall have unimpaired access to and use of the Demised Premises at all times, during the day or the night for all the 365 days of a year on a 24 hours seven days a week during the entire term of the Lease, including extensions if any thereof, including access to the parking spaces and common areas.

i) The LESSEE, on paying the Rent in terms of this Deed on the due dates thereof and in the manner herein provided and observing and performing the covenants, conditions, and stipulations herein contained and on its part to be observed and performed, shall permitted unimpeded use and occupation of the Demised Premises during the period of

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

the Deed, without any let, obstruction, eviction, interruption and/or disturbance, claim and demand whatsoever by the LESSORS or any person or persons lawfully or equitably claiming by, from, under or in trust for the LESSORS. j) The LESSORS are and shall continue to be in compliance with all laws/regulations/rules applicable to the Demised Premises, including all the rules, regulations and by-laws of any governmental or other local or municipal authority or other concerned authority/agency having jurisdiction over the Demised Premises. k) The Demised Premises will be in compliance with the requirements of fire safety norms, rules and regulations as applicable in Bangalore and the LESSORS shall keep the LESSEE indemnified and harmless from any loss/damage suffered/incurred arising of breach thereof on the part of the LESSOR. 1) The LESSORS shall ensure that the LESSEE enjoys peaceful, uninterrupted possession to the Demised Premises and uninterrupted access to the Common Area and amenities in the Building.

The LESSORS will indemnify and hold the LESSEE free and harmless of any demands, damages, losses, costs (including without limitation reasonable attorneys’ fees, etc.) claims, actions, or proceedings by others in relation to any breach of the representations and warranties contained herein.

35.0 FORCE MAJEURE

35.1 Notwithstanding anything to the contrary contained in this Deed, in the event that either party is delayed or hindered in or prevented from, the performance of any act by reason of acts of god, natural calamities, strikes, riots, fire, floods, accident, any law or regulation of any government or any act or condition whatsoever belong the reasonable control of such party (a force majeure event), a performance of such act will be excused for the period for the delay and the period of the performance of such act will be extended for a period equivalent to the period of such delay provided that;

a) such party provides notice as soon as possible to the other party of the occurrence of the Force Majeure Event and

b) such Party continues to make reasonable endeavors to resume performance of its obligations.

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

35.2 Notwithstanding anything contained in this Deed, the Parties shall not be bound by the obligations of the Lock In Period if the Lease is terminated due to the occurrence of a Force Majeure Event

36.0 JOINT RECIPIENTS:

36.1 If the receiving party consists of more than one person, a notice to one of them shall be considered as the notice to all.

37.0 HEADINGS:

37.1 The Headings to various Clauses hereinabove, are given for sake of convenience and easy reference only and they do not in any manner either govern or interpret the meaning thereof;

38.0 LEASE DEED:

38.1 This Lease Deed is executed in 2 sets. The LESSEE shall retain the Original and the LESSORS shall retain the Duplicate. Both the Deeds shall be equally valid. It is however, understood and agreed between the LESSORS that for the sake of convenience the Duplicate Copy of the Lease Deed will be in custody and held in trust by the LESSOR No. 15 i.e. KAY ARR & Company

LESSOR NO. 1 LESSOR NO.15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

33

88 ....ನೇ ಪುಟದ ದಸ್ತಾವೇಜು ಸಂಖ್ಯೆ..... 2888
2010-2011

SCHEDULE 'A" PROPERTY

All that piece and parcel of Composite Immovable Property which is now known as and bearing Corporation No. 100, situated in Benniganahalli, K. R. Puram in Corporation Ward No. 29, Bangalore totally measuring 31,072 Sq. Ft. bounded on

North by	:	Old Madras Road
South by	:	30 feet Road and Property of Bhanu Jairam
East by	:	30 feet Road
West by	:	Old Choultry and property of Bhanu Jairam

SCHEDULE 'B' PROPERTY

(Demised Premises)

All that piece parcel of Property being land together with Superstructures newly constructed Office Building bearing No. **301 & 302** on **Second Floor** and **401, 402 & 403** on **Third Floor** each floor having a super built up area **12060** Sq. Ft., and Cafeteria measuring **5,000 Sq. Ft.,** with 100 seating capacity, 1 Gymnasium, and 24 seater Training Room at Terrace, along with **TWENTY FOUR** car parking space within the Building, together with all rights, appurtenances whatsoever underneath or above the surface, in the office building known as **"ROYAL STONE – THE TECH PARK"** constructed on Schedule 'A' Property.

KAY ARR & CO Property Development Division

KAY ARR & CO Property Development Division

Bangalore

LESSOR NO. 1 LESSOR NO. 15 GPA HOLDERS FOR LESSOR NO. 2 TO 14 LESSEE

IN WITNESS WHEREOF, all parties to this Deed have put their name and signature on day, month and year first herein above mentioned before the following witnesses.

SIGNED AND DELIVERED BY THE LESSORS

1) Mr. Azeez Mohammed

2) Mrs. Farida Azeez

3) Mr. Syed Suhale Ahamed

4) Mr. Syed Shakeel Ahmed

5) Mrs. Najmunissa

6) Mrs. Saroja Thyagarajan

7) Mr. T. V. Prasad

8) Ram Sundar Sugavanam HUF, by its Kartha Dr. Ram Sundar Sugavanam

9) Dr. Kalpa Sundar

10) Mr. Munavar Yunus Jaliwala

11) Mr. Faizal Yunus Jaliwala

12) Mrs. Vandana J. Moolchandani

13) Mr. Jaiprakash Moolchandani

14) Mr. Dhanesh Kumar Notani Represented by their GPA Holder

Mr. Azeez Mohammed and Mr. K. Ramesh

15) M/s. Kay Arr & Company

Represented by its Proprietor Mr. K. Ramesh

SIGNED AND DELIVERED BY THE LESSEE

TRX Technologies India Private Limited, Represented by its Authorized Representative Mr. Venkat Rao

WITNESSESS:

Name and Address Signature 1. 2.

Encl:

1. Annexure –A :- Drawing / Floor Plans for 2nd Floor, 3rd Floor and Terrace Floor Plan

2. Annexure – B :- Specifications for Demised premises/ Schedule ‘B’ Property

3. Annexure – C :- Car Parking Plan

Drafted by :-